SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2017

DYNAMIC GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-119823	98-1225287
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

8832 Glendon Way
Rosemead, California 91770
(626) 656-6192
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

1610-675 West Hastings St.
Vancouver, British Columbia V6B 1N2 Canada
(608) 681-3131
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “DYGO,” and “our” refer to Dynamic Gold Corp., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 5.01 Changes in Control of Registrant.

As reported on Form 14f-1, filed with the Securities and Exchange Commission on May 8, 2017, effective May 4, 2017 (the “Closing Date”), Tim Coupland and Brian Game, the principal stockholders of the Company (the “Sellers”), entered into a Stock Purchase Agreement (the “Agreement”) dated April 4, 2017, with Hartford International Retirement Network, Inc., a California corporation (the “Buyer”), pursuant to which, among other things, the Sellers agreed to sell to the Buyer, and the Buyer agreed to purchase from Sellers, a total of 5,185,000 shares of Common Stock owned of record and beneficially by the Sellers (the “Purchased Shares”). The Purchased Shares represented approximately 52.1% of the Company’s issued and outstanding shares of Common Stock. In connection with the transactions contemplated by the Agreement, the Board appointed Lianyue Song, Aaron Schottelkorb and Fuming Lin to fill vacancies on the Company’s Board of Directors caused by resignations of Messer’s’ Coupland, Game and Burylo, except that such appointments will not become effective until at least 10 days following the mailing of the Schedule 14f-1 to the Company’s shareholders, specifically at the close business as of May 19, 2017.

Except as described herein, there were no arrangements or understandings among members of both the former and new control groups and their associates with respect to the election of directors or other matters.

As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consummation of the purchase and sale of the Purchased Shares on the Closing Date pursuant to the Agreement effected a change of control of the Company, as the Buyer, using personal funds, acquired an aggregate of 5,185,000 shares, or approximately 52.1% of the Company’s 9,945,000 shares of Common Stock outstanding as of May 4, 2017 the Record Date. Currently, the Buyer is the Company’s majority, and controlling, stockholder. In connection with the transactions contemplated by the Agreement, the Board appointed Lianyue Song, Aaron Schottelkorb and Fuming Lin to fill vacancies on the Company’s Board of Directors caused by the resignations of Messer’s. Coupland, Game, and Burylo except that such appointments will not become effective until at least 10 days following the mailing of this Information Statement. On the Closing Date, the Board appointed Mr. Song as President/CEO/CFO and Mr. Lin as Secretary, effective as of the Closing Date. The Agreement further provides that, effective May 4, 2017, Tim Coupland, Brian Game and Edward Burylo resigned as officers of the Company and as members of the Board of Directors. The Board and the Company’s officers consist of the following persons, except that the appointments of the following persons to the Board will not become effective until at least 10 days following the mailing of the Schedule 14F-1 to the Company’s shareholders.

Name	Age	Position

Lianyue Song		Director and President/CEO/CFO
8832 Glendon Way	59
Rosemead, California 91770

Aaron Schottelkorb		Director
8832 Glendon Way	40
Rosemead, California 91770

Fuming Lin		Director and Secretary
8832 Glendon Way	58
Rosemead, California 91770

Each of the directors will serve until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The following is information concerning the business backgrounds of each of Mr. Song, Mr. Schottelkorb and Fuming Lin.

Lianyue Song. Mr. Lianyue Song was born in Jiangsu, China. Since 1976, from an ordinary small business owner to today’s business leader, Qiao Garden Group founder, Chairman and President, for the past 35 years. Mr. Song graduated from Renmin University of China, major in Journalism Professional Photography, and won the “Ten Outstanding Chinese Photographer” title in 1987. In 1989, he was resigned from Naval Air Force as a Lieutenant Commander and started his business and worked very hard to build this “Qiao Garden Business Empire”. Over 20 years, Mr. Lianyue Song has led Qiao Garden Group from scratch, from small to large, from weak to strong and successfully developed a commercial real estate based resort chain derived from the vacation health industry, the chain office industry, high-end dining industry and cultural media industry. In the meantime Mr. Song has studied EMBA graduate school at Shanghai Jiaotong University, also served as Vice President of the Federation of Chinese Associations of Southern California, Southern California Real Estate Association in United States, the Chief Planner and Producer of the global public offering of the “Chamber of Commerce” magazine, Vice President of Shanghai Chamber of Commerce, China Chamber of Commerce Executive Director and Vice President of the Chinese Private Entrepreneurs. In 2010, he was awarded “Chinese Outstanding Private Entrepreneurs”, “Chinese Economy One of Hundred Outstanding Figures”. He started the “Happy Senior Retirement Technology Network Incorporation nationwide since 2012 and now he is the Chairman and CEO of Hartford International Retirement Network, Incorporation in U.S.

Aaron Schottelkorb. Mr. Schottelkorb is an effective financial and tactical leader. From 2011 to 2016, he was a Vice-President/financial advisor/consultant with Western International Securities/NMS Capital Advisors, where he focused on small business, specializing in financial planning and tax advantaged strategies. His practice was based on long-term relationships, and utilized holistic strategic planning to efficiently and effectively meet the demands of his clients. From2014 to the present he has been a mortgage loan originator d/b/a as Delaware Pacific headquartered in Pasadena, California. Mr. Schottelkorb holds both a Series 7 and 66 Securities licence, a CA Life and Health Insurance Fixed & Variable Contracts License and CA Mortgage Loan Originator and Real Estate Broker License. Mr. Schottelkorb received a BA from Calvin College, Michigan and the Center for Medieval and Renaissance Studies, Keble College, Oxford University, England.

Fuming Lin. Mr. Fuming Lin was born in 1959 in China. From May 2012 to the present he worked as the director and deputy general manager and as a Vice-President of Shanghai Qiao Garden Real Estate Group Co., Ltd. From October 1999 to July 2013 he served as Deputy General Manager of Shanghai Dube International Commercial Building Co., Ltd. From December 1980 to October 1999 he served in Shanghai Zhongnan Rubber Factory as deputy secretary of the Communist Youth League, deputy chief of the personnel of the organization; general manager, assistant secretary and deputy secretary of the Party in Shuanglong Industrial Corporation. Mr. Lin graduated from Shanghai Industrial Government Party School in 1987, major in PGM, college degree.

There are presently no plans or commitments with regard to such compensation or remuneration. The Company has no employee benefit plans or other compensation plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2017

Dynamic Gold Corp.

By:/s/ Lianyue Song
Lianyue Song, President/CEO